UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2014

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 19, 2014, National Rural Utilities Cooperative Finance Corporation (“CFC”) issued a press release announcing the expiration of its offer to exchange its 8.00% Medium Term Notes, Series C, due 2032 for consideration of newly issued 4.023% Collateral Trust Bonds due November 1, 2032 (the “New Bonds”) and cash. The New Bonds will comprise part of the same series as, and are expected to be fungible for U.S. federal income tax purposes with, the $379,372,000 aggregate principal amount of 4.023% Collateral Trust Bonds due November 1, 2032 (CUSIP 637432 MS1) that CFC initially issued on October 16, 2012. A copy of the press release is attached hereto as Exhibits 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 19, 2014, issued by National Rural Utilities Cooperative Finance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ J. Andrew Don
J. Andrew Don
Senior Vice President and Chief Financial Officer

Dated:  May 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 19, 2014, issued by National Rural Utilities Cooperative Finance Corporation.